UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2019

COMMVAULT SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-33026	22-3447504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Commvault Way
Tinton Falls, New Jersey
07724
(Address of principal executive offices)
(Zip Code)
(732) 870-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVLT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    On November 15, 2019, Mr. Alan Bunte resigned his position as a Special Advisor to the Chief Executive Officer of Commvault Systems, Inc. (the “Company”). He will remain a Class II director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 15, 2019
COMMVAULT SYSTEMS, INC.

By: /s/ Warren H. Mondschein
Name: Warren H. Mondschein
Title: VP, General Counsel and Secretary

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